Prospectus supplement dated May 1, 2016
to the following prospectus(es):
Nationwide Destination All American Gold NY (2.0) prospectus dated May 1, 2016
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
1) The Total Annual Underlying Mutual Fund Operating Expenses table in the Underlying Mutual Fund Annual Expenses section is deleted in its entirety and replaced with the following:
Total Annual Underlying Mutual Fund Operating Expenses
	Minimum	Maximum
(expenses that are deducted from underlying mutual fund assets, including management fees, distribution (12b-1) fees, and other expenses, as a percentage of average underlying mutual fund assets)	0.41%	3.19%
2) The Example in the Underlying Mutual Fund Annual Expenses section is deleted in its entirety and replaced with the following:
Example
This Example is intended to help Contract Owners compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, Variable Account annual expenses, and underlying mutual fund fees and expenses. The Example does not reflect premium taxes or Short-Term Trading Fees, which if reflected, would result in higher expenses.
The following Example assumes:
•	a $10,000 investment in the contract for the time periods indicated;
•	a 5% return each year;
•	the maximum and the minimum fees and expenses of any of the underlying mutual funds;
•	the maximum Contingent Deferred Sales Charge under the standard 7 year CDSC schedule;
•	a $30 Contract Maintenance Charge expressed as a percentage of the average contract account size; and
•	the total Variable Account charges associated with the most expensive allowable combination of optional benefits (3.75%).[1]
For those contracts that do not elect the most expensive combination of optional benefits, the expenses would be lower.
	If you surrender your contract at the end of the applicable time period				If you annuitize your contract at the end of the applicable time period				If you do not surrender your contract
	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
Maximum Total Underlying Mutual Fund Operating Expenses (3.19%)	$1,460	$2,722	$3,908	$6,771	*	$2,222	$3,608	$6,771	$760	$2,222	$3,608	$6,771
Minimum Total Underlying Mutual Fund Operating Expenses (0.41%)	$1,168	$1,909	$2,656	$4,750	*	$1,409	$2,356	$4,750	$468	$1,409	$2,356	$4,750
*	The contracts sold under this prospectus do not permit annuitization during the first two Contract Years.
[1]	The total Variable Account charges associated with the most expensive allowable combination of optional benefits may be higher or lower depending on whether the Current Income Benefit Base is higher or lower than the Daily Net Assets. For purposes of this table, Nationwide assumes the Current Income Benefit Base is equal to the Daily Net Assets.
PRO-0052NY-7